NUVEEN MID CAP VALUE FUND

SUPPLEMENT DATED APRIL 10, 2012

TO THE SUMMARY PROSPECTUS DATED

FEBRUARY 29, 2012

Karen L. Bowie, CFA, and David A. Chalupnik, CFA, have been named portfolio managers of the fund, replacing the fund’s current portfolio managers, effective immediately. Ms. Bowie is a Senior Vice President of Nuveen Asset Management, LLC. Mr. Chalupnik is a Managing Director of Nuveen Asset Management, LLC.

There have been no changes in the fund’s investment objectives or policies.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FMCVS-0412P